4. Fixed Assets	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Fixed Assets

Property and equipment consists of the following at December 31, 2016:

	December 31, 2016	December 31, 2015
Property and equipment, net	$5,000	$41,785
Less: accumulated depreciation	(2,208)	(3,047)
Property and equipment, net	$2,792	$38,738

Depreciation expense for the years ended December 31, 2016 and 2015 was $3,425 and $2,839 respectively.

In October 2015, the Company purchased a 1966 Ford Mustang from a related party for 250,000 shares of common stock, valued at the historical cost to the related party. In April 2016, the Mustang was returned to the related party and the shares were cancelled.

In June 2016, the Company purchased for $5,859 a trailer from a company owned by a family member of the managing member and the majority membership interest holder of our majority shareholder. In December 2016, the trailer was sold to an unrelated party for $6,500 and a gain of $1,227 recognized.